                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: March 21, 1996


                          DEL GLOBAL TECHNOLOGIES CORP.
             (Exact name of registrant as specified in its charter)


                                     1-10512
                            (Commission File Number)


                                   13-1784308
                      (IRS Employer Identification Number)


                                    New York
                            (State of Incorporation)


                    1 Commerce Park, Valhalla, New York 10595
                    (Address of principal executive offices)


                                  914-686-3600
              (Registrant's Telephone Number, including area code)


                              DEL ELECTRONICS CORP.
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

         The Registrant and a wholly-owned subsidiary of the Registrant, Gendex-Del Medical Imaging Corp., a Delaware corporation ("Gendex-Del"), acquired certain selected assets of the Gendex Medical Division of Dentsply International Inc., a Delaware corporation ("Dentsply"), in accordance with the terms and conditions of an asset purchase agreement (the "Asset Purchase Agreement"), dated as of March 6, 1996, by and among the Registrant, Gendex-Del and Dentsply.

         The consideration received by Dentsply at the Closing on March 6, 1996 in connection with the Asset Purchase Agreement, the amount of which was arrived at after arms length negotiation among unrelated parties, consisted of: (i) $5,700,000 in cash and (ii) $1,800,000 payable pursuant to the terms and conditions of a non-negotiable subordinated promissory note with a term of seven years. The parties agreed that in the event the EBIT of Gendex-Del exceeds $2,000,000 in either of the first two (2) twelve month periods immediately following the Closing, Gendex-Del will pay Dentsply, as contingent consideration, the additional sum of $1,000,000.

         The source of funds for the acquisition of the Gendex Medical Division of Dentsply by the Registrant was a drawdown from its revolving credit facility with The Chase Manhattan Bank, N.A. (the "Bank"). In connection with such acquisition the Registrant entered into an amended and restated credit agreement with the Bank and granted the Bank a warrant to purchase 17,000 shares of the Registrant's common stock at an exercise price of $7.00 per share.

         In connection with the acquisition, Gendex-Del entered into a supply agreement ("Supply Agreement") with Dentsply for certain components and parts used in the manufacture of medical x-ray equipment and systems. Dentsply also entered into a non-compete agreement with the Registrant and Gendex-Del.

         At the Closing, Dentsply assigned its lease to Gendex-Del (the "Lease") of the premises previously occupied by Dentsply at 11550 West King Street, Franklin Park, Illinois for a term expiring on January 31, 1998 to Gendex-Del. The fixed minimum rental payments due under the Lease are approximately $15,200 per month plus all utilities and increases in real estate taxes. Gendex-Del has an option to renew the Lease for successive periods of two and three years, respectively, at a rental of approximately $16,000 and $17,000 per month, respectively.

         The Registrant has unconditionally guaranteed the obligations of Gendex-Del under the Asset Purchase Agreement and the Lease.

         The business conducted by the Gendex Medical Division of Dentsply is the design, manufacture, repair, marketing, distribution and sale of medical imaging devices and related components, including equipment for veterinary and chiropractic uses. The Registrant intends to continue to use the plant and equipment in substantially the same manner as they were used prior to the acquisition.

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Item 7.           Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.

         1.       Independent Auditors' Report

         2.       Statement of Net Assets to be Acquired - December 31, 1995

         3. Statements of Revenues and Expenses For the Years Ended December 31, 1995 and 1994

         4. Notes to Financial Statements For the Years Ended December 31, 1995 and 1994

(b) Pro Forma Financial Information. It is impracticable to provide the required pro forma financial information of the Gendex Medical Division of Dentsply at the present date. The required pro forma financial information shall be filed no later than May 17, 1996.

(c)      Exhibits.

               Exhibit Number           Description

                    2.1                 Certificate of Amendment of
                                        Certificate of Incorporation
                    2.2                 Asset Purchase Agreement
                    2.3                 Non-Compete Agreement
                    2.4                 Lease, as amended
                    2.5                 Supply Agreement
                    2.6                 Amended and Restated Credit
                                        Agreement
                    4.1                 Additional Warrant Agreement and Warrant

         The undersigned Registrant hereby agrees to furnish supplementally to the Commission a copy of any omitted schedule to the Asset Purchase Agreement upon request.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DEL GLOBAL TECHNOLOGIES CORP.


                                   By:  /s/Leonard A. Trugman
                                   _____________________________
Dated:  March 20, 1996                 Leonard A. Trugman, President,
                                        Chairman and Chief Executive Officer

                             Gendex Medical Division
                                       of
                           DENTSPLY International Inc.


                              Financial Statements

                 For the years ended December 31, 1995 and 1994



                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Board of Directors and Stockholders
DENTSPLY International Inc.


We have audited the accompanying statement of net assets to be acquired as of December 31, 1995 and the statements of revenues and expenses for the years ended December 31, 1995 and 1994 of the Gendex Medical Division of DENTSPLY International Inc. (DENTSPLY). These financial statements are the responsibility of DENTSPLY's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in notes 1(a) and 7 to the financial statements, DENTSPLY International Inc. has entered into an Agreement in Principle to sell all inventory, fixed assets and certain intangible assets of the Gendex Medical Division to a third party on or about February 28, 1996.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets to be acquired as of December 31, 1995 and revenues and expenses for the years ended December 31, 1995 and 1994 of Gendex Medical Division, in conformity with generally accepted accounting principles.


                                                  /s/KPMG Peat Marwick LLP

Chicago, Illinois
February 9, 1996


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                             Gendex Medical Division
                                       of
                           DENTSPLY International Inc.

                     Statement of Net Assets to be Acquired

                                December 31, 1995





Inventories (Note 2)                                   $6,129,493

Fixed assets, net (Note 3)                                650,675

Intangible assets, less accumulated amortization        1,701,961
                                                       ----------

                                                       $8,482,129
                                                       ==========







See accompanying notes to financial statements.

                             Gendex Medical Division
                                       of
                           DENTSPLY International Inc.

                       Statements of Revenues and Expenses

                 For the years ended December 31, 1995 and 1994





                                                      1995            1994
                                                  ------------    ------------
Net sales ......................................  $ 18,895,991    $ 20,664,178

Cost of goods sold (Note 5) ....................    16,364,819      17,521,209
                                                  ------------    ------------

         Gross profit ..........................     2,531,172       3,142,969

Selling, general, and administrative expenses
     (Note 4 and 5)                                  2,627,916       2,812,812
                                                  ------------    ------------

         Operating profit (loss) ...............       (96,744)        330,157

Other income (expense) .........................        13,110         (51,835)
                                                  ------------    ------------


         Net excess (deficiency) of revenues
              over expenses ....................  $    (83,634)   $    278,322
                                                  ============    ============









See accompanying notes to financial statements.

                             Gendex Medical Division
                                       of
                           DENTSPLY International Inc.

                          Notes to Financial Statements

                 For the years ended December 31, 1995 and 1994



(1)      Summary of Significant Accounting Policies

         (a)      Organization

                  The Gendex Medical Division (Gendex Medical) of DENTSPLY International Inc. (DENTSPLY) designs, develops, manufactures and markets x-ray systems and related components for the medical x-ray market.

                  Gendex Medical entered the medical x-ray market in August 1987 with the introduction of a unique high-frequency generator and an integrated table/tubestand. In April 1989, Universal/Allied Imaging, Inc., a manufacturer of a full line of single phase conventional radiographic equipment and components such as tables, film holders and tube mounts, was acquired. The acquisition of Universal/Allied Imaging substantially expanded Gendex Medical's medical product line and enabled it to offer its medical dealers a compliment of tables, tubestands, film holders and generators, including its high frequency generators. In January 1993, Gendex Medical acquired a mammography x-ray system from the Soredex division of Orion Corporation, thereby gaining an entrant in this attractive, growing portion of the medical x-ray market.

                  As more fully described in note 7, DENTSPLY International Inc. has entered into an Agreement in Principle to sell all inventory, fixed assets and certain intangible assets of Gendex Medical to a third party on or about February 28, 1996.

         (b)      Basis of Presentation

                  The Gendex Medical Division's financial results have historically been reported in a combined manner with the results of the Gendex Dental Division's Chicago, Grand Avenue location. For purposes of this presentation, the accompanying financial statements present only those net assets of Gendex Medical anticipated to be acquired by a third party as of December 31, 1995. The statements of revenues and expenses of the division for the years ended December 31, 1995 and 1994 include only the operating results of the Gendex Medical Division presented on a stand-alone basis, excluding the impact, if any, on DENTSPLY International Inc.'s consolidated income tax provision.

         (c)      Inventories

                  Inventories are valued at the lower of cost or market using the first-in, first-out (FIFO) method.

                             Gendex Medical Division
                                       of
                           DENTSPLY International Inc.

                          Notes to Financial Statements


         (d)      Fixed Assets

                  Fixed assets are recorded at cost. Depreciation is calculated on the straight-line method over the estimated useful lives of the assets which range from four to fifteen years. Leasehold improvements are amortized on the straight-line method over the shorter of the lease term or estimated useful life of the assets.

         (e)      Intangible Assets

                  Intangible assets, which consist primarily of trademarks, tradenames, patents and product design rights, are being amortized over the estimated useful lives of the respective assets (which range from 12 to 40 years) using the straight-line method. The cumulative amount of amortization at December 31, 1995 is $553,807. Amortization expense for the years ended December 31, 1995 and 1994 is $153,321 and $168,087. Management of Gendex Medical periodically evaluates the carrying value of intangible assets to determine that no decline in carrying value has occurred. Upon determination of a decline in value, an appropriate amount would be charged to operations.

         (f)      Revenue Recognition

                  Revenue is recognized when title passes upon shipment of the product.


(2)      Inventories

         Classification of inventories are as follows as of December 31, 1995:

               Finished goods                               $2,187,988
               Work-in-process                               1,688,903
               Raw materials                                 2,252,602
                                                            ----------
                                                            $6,129,493
                                                            ==========

                             Gendex Medical Division
                                       of
                           DENTSPLY International Inc.

                          Notes to Financial Statements


(3)      Fixed Assets

         A summary of fixed assets follows as of December 31, 1995:

         Leasehold improvements                             $  512,347
         Machinery and equipment                               532,740
         Furniture and fixtures                                 25,013
         Tools, dies and molds                                 100,048
         Data handling equipment                               107,255
         Computer software                                       6,928
                                                            ----------

                                                             1,284,331

         Less accumulated depreciation and amortization        633,656
                                                            ----------
                                                            $  650,675
                                                            ==========

         Depreciation and amortization expense for the years ended December 31, 1995 and 1994 is $226,226 and $165,073


(4)      Selling, General and Administrative Expenses

         Selling expenses include all costs associated with selling and marketing activities including sales commission, advertising and travel. General and Administrative expenses are primarily an allocation of accounting, human resource and data processing costs which are shared among various regional DENTSPLY affiliated locations.

         A breakdown of these costs for the years ended December 31, are as follows:

                                                     1995           1994
                                                     ----           ----

          Selling and Marketing Expenses          $2,188,095     $2,265,699
          General and Administrative Expenses        436,047        525,897
          Research and Development Expenses            3,774         21,216
                                                  ----------     ----------
                                                  $2,627,916     $2,812,812
                                                  ==========     ==========

(5)      Related Party Transactions

         Other DENTSPLY affiliated divisions located in Chicago and Des Plaines, Illinois produce fabricated components for Gendex Medical. Most of these components could be readily sourced from local third party vendors. The cost charged to the Gendex Medical Division for fabricated components approximates the cost to manufacture. The total cost of components produced for Gendex Medical by these affiliated divisions in 1995 and 1994 was $4,801,268 and $6,724,868, respectively.

                             Gendex Medical Division
                                       of
                           DENTSPLY International Inc.

                          Notes to Financial Statements


         Additionally, administrative services such as accounting, computer and human resources, are performed for Gendex Medical by the DENTSPLY affiliated division in Des Plaines, Illinois, while legal, tax and other business administrative services are provided by the DENTSPLY Corporate office in York, Pennsylvania, the costs of such services are deemed to be not significant. The cost for administrative services provided by the local DENTSPLY affiliates is a direct allocation of actual cost with no charge for Corporate services.

(6)      Leases

         Gendex Medical is obligated under operating leases, principally for its office and manufacturing facility. Total rental expense for operating leases for the years ended December 31, 1995 and 1994 was $214,157 and $203,413, respectively.

(7)      Pending Sale of Gendex Medical

         On December 15, 1995, DENTSPLY International Inc. entered into an Agreement in Principle to sell all inventories, fixed assets and certain intangible assets of the Gendex Medical Division to a third party for approximately $7,500,000. In accordance with the Agreement in Principle, such assets existing at the closing date will be transferred to the third party. All receivables at closing will remain with the Seller. Substantially all contracts and leases of Gendex Medical will be assigned to the third party. Such terms of the agreement may be subject to revision upon final negotiation of the transaction.